SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           THE A CONSULTING TEAM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|   No Fee Required

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|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration number, or
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

                           THE A CONSULTING TEAM, INC.
                              200 PARK AVENUE SOUTH
                            NEW YORK, NEW YORK 10003

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2001

To the Holders of the Common Stock of THE A CONSULTING TEAM, INC.

      PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of The A Consulting Team, Inc. (the "Company") will be held at 10:00 a.m. (local time), on May 24, 2001, at the Company's principal office at 200 Park Avenue South, Suite 1511, New York, New York 10003 for the following purposes:

      1. To elect the Board of Directors of the Company to serve until the annual meeting of shareholders in 2002 and until their respective successors are duly elected and qualified;

      2. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2001;

      3. To amend and restate the Restated Certificate of Incorporation of the Company whereby, among other changes, the number of authorized shares of common stock of the Company shall be increased from 10,000,000 to 30,000,000, and actions by written consent of shareholders of less than all outstanding shares in lieu of a meeting shall be authorized;

      4. To amend the 1997 Stock Option and Award Plan to (i) increase the number of shares of common stock of the Company reserved for issuance upon exercise of options available for grant under such plan to 1,200,000 shares,
(ii) allow the Board of Directors of the Company to appoint a separate committee to administer the 1997 Stock Option and Award Plan with respect to certain persons and (iii) prohibit any employee of the Company or any subsidiary of the Company from being granted options or share appreciation rights to purchase more than 250,000 shares of Common Stock in any calendar year; and

      5. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

      Only holders of the Common Stock at the close of business on April 24, 2001 will be entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

      You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card promptly. This will insure that your shares are voted in accordance with your wishes. Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the meeting.

                                             By Order of the Board of Directors,


                                             By:  /s/ LORI L. STANLEY
                                                 -------------------------------
                                                      Lori L. Stanley
                                                      Secretary
                                                      April 30, 2001

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

GENERAL INFORMATION............................................................2

         Solicitation and Voting of Proxies; Revocation; Record Date...........2

ELECTION OF DIRECTORS..........................................................3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS..............................4

AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION.........5

AMENDMENT NO. 2 TO THE 1997 STOCK OPTION AND AWARD PLAN........................6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................11

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES.........................12

EXECUTIVE COMPENSATION........................................................13

   Summary Compensation Table.................................................13

   Aggregated Option Exercises In the Year Ended December 31, 2000 and
       Fiscal Year-End Option Values..........................................13

   Option Repricing in the Year Ended December 31, 1998.......................14

   Director Compensation......................................................14

   Employment Agreements .....................................................14

   Compensation Committee Interlocks and Insider Participating................15

   Report of the Executive Compensation Committee of the Board of Directors...15

   Performance Graph..........................................................16

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON......................16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................16

ACCOUNTANTS' ATTENDANCE.......................................................17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................17

SHAREHOLDER PROPOSALS.........................................................17

OTHER BUSINESS................................................................17

THE A CONSULTING TEAM, INC.
200 Park Avenue South
New York, New York 10003

Dear Shareholder:

      You are cordially invited to attend the Company's Annual Meeting on May 24, 2001. The meeting will begin promptly at 10:00 a.m. at the offices of The A Consulting Team, Inc., 200 Park Avenue South, Suite 1511, New York, New York 10003.

      The official Notice of Meeting, proxy statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

      The vote of every shareholder is important. Please sign, date and promptly mail your proxy. The Board of Directors and management look forward to greeting those shareholders who are able to attend.

                                   Sincerely,

                                   THE A CONSULTING TEAM, INC.


                                       /s/ SHMUEL BENTOV
                                   ---------------------------------------------
                                   Shmuel BenTov
                                   President and Chief Executive Officer

                           THE A CONSULTING TEAM, INC.
                              200 PARK AVENUE SOUTH
                            NEW YORK, NEW YORK 10003
                                 (212) 979-8228

                                 PROXY STATEMENT

                                       for

                         Annual Meeting of Shareholders
                                  May 24, 2001

                                   ----------

      This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of The A Consulting Team, Inc., a New York corporation (the "Company"), to be voted at its Annual Meeting of Shareholders which will be held at 10:00 a.m. (local time), on May 24, 2001 at the offices of The A Consulting Team, Inc., 200 Park Avenue South, Suite 1511, New York, New York 10003 and at any postponements or adjournments thereof (the "Annual Meeting").

      At the Annual Meeting, the Company's shareholders will be asked (i) to elect Messrs. Shmuel BenTov, Joseph E. Imholz, Steven S. Mukamal, Reuven Battat, and Hagay Shefi as Directors of the Company to serve until the annual meeting of shareholders in 2002 and until their respective successors are duly elected and qualified, (ii) to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2001, (iii) to amend and restate the Restated Certificate of Incorporation of the Company whereby, among other changes, the number of authorized shares of common stock of the Company shall be increased from 10,000,000 to 30,000,000, and actions by written consent of shareholders of less than all outstanding shares in lieu of a meeting shall be authorized, (iv) to amend the 1997 Stock Option and Award Plan (the "Plan") to (1) increase the number of shares of common stock of the Company reserved for issuance upon exercise of options available for grant under such plan to 1,200,000 shares, (2) allow the Board of Directors of the Company to appoint a separate committee to administer the Plan with respect to certain persons, and
(3) prohibit any employee of the Company or any subsidiary of the Company from being granted options or share appreciation rights to purchase more than 250,000 shares of common stock in any calendar year, and (v) to take such other action as may properly come before the Annual Meeting or any adjournments thereof.

      This proxy statement and the accompanying form of proxy, together with the Company's 2000 Annual Report to Shareholders, are being mailed to shareholders on or about April 30, 2001.

                               GENERAL INFORMATION

           Solicitation and Voting of Proxies; Revocation; Record Date

      Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" the election of the nominees for director named below, "FOR" the ratification of the Company's independent auditors, "FOR" the amendment and restatement of the Company's Restated Certificate of Incorporation, "FOR" the amendment and restatement of the Company's 1997 Stock option and Award Plan, and by the proxies in their discretion on any other matters to come before the Annual Meeting.

      A shareholder may revoke a proxy at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Any written notice revoking the proxy should be sent to the attention of Lori L. Stanley, Secretary, The A Consulting Team, Inc., 200 Park Avenue South, New York, New York 10003, (212) 979-8228.

      Proxies may be solicited by mail, and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation). The expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company. The Company has retained Mellon Investor Services to assist in the solicitation. In accordance with the regulations of the Securities and Exchange Commission, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Expenses for the solicitation are estimated to be approximately $4,500, plus other reasonable expenses.

      Only holders of record of the Company's Common Stock, $0.01 par value per share ("Common Stock"), at the close of business on April 24, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of April 24, 2001, there were outstanding 7,116,872 shares of Common Stock. Under the Company's By-Laws, the presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of a majority of the total number of outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business. Each share is entitled to one vote.

      New York's Business Corporation Law provides that, a quorum being present, nominees for the office of director are to be elected by a plurality of votes cast at the meeting. Only shares affirmatively voted in favor of a nominee will be counted toward the achievement of a plurality. Votes withheld (including broker non-votes) are counted as present for the purpose of determining a quorum but are not counted as votes cast in determining a plurality.

      With respect to the items described in clauses (2), (3), (4) and (5) of the Notice of Annual Meeting of Shareholders dated April 24, 2001, New York's Business Corporation Law provides that, a quorum being present, approval is to be determined by a majority of the votes cast at the meeting. Abstentions and broker non-votes are counted in determining the existence of a quorum but are not counted as votes cast for the proposals as to which the shareholder abstained or the broker withheld authority. Abstentions and broker non-votes have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast.

                              ELECTION OF DIRECTORS

                             (Item 1 on Proxy Card)

      Pursuant to the Company's By-Laws, the Board of Directors shall be comprised of not less than three, unless all of the outstanding shares are owned beneficially and of record by less than three shareholders. At each Annual Meeting of shareholders, directors shall be elected for the ensuing year.

Nominees Standing for Election

      The following nominees are standing for election to serve as Directors until the Annual Meeting of Shareholders in 2002 and until their respective successors are duly elected and qualified:

      Shmuel BenTov, 46, is the founder, Chairman of the Board, Chief Executive Officer and President of the Company. Mr. BenTov received a B.Sc. in Economics and Computer Science in 1979 from the Bar-Ilan University in Israel and founded the Company in 1983. From 1979 to 1983, Mr. BenTov was a consultant Database Administrator and then an Account Manager with Spiridellis & Associates. From 1972 to 1979, Mr. BenTov served with the Israeli Defense Forces as a Programmer, Analyst, Project Manager, Database Administrator and Chief Programmer.

      Joseph E. Imholz, 69, has been a director of the Company since 1997. Mr. Imholz received a B.S. in Management in 1957 from Hofstra University. From 1987 until his retirement in 1995, Mr. Imholz was Vice President and Chief Information Officer of the Property and Casualty Division of Metropolitan Life Insurance Co. ("MetLife"). From 1985 to 1987, Mr. Imholz was Executive Director and Chief Information Officer of Albany Life Insurance, a subsidiary of MetLife. From 1981 to 1985, Mr. Imholz was Vice President of Corporate Information Systems of MetLife, and from 1974 to 1981 he was the officer in charge of the MetLife Computer Center in Greenville, South Carolina. From 1957 to 1974, Mr. Imholz served in various capacities with MetLife, including Analyst, Programmer and Manager of Information Systems.

      Steven S. Mukamal, 61, has been a director of the Company since 1997. Mr. Mukamal received a B.A. in 1962 from Michigan State University and a J.D./L.L.B. in 1965 from Brooklyn Law School. Since 1965, he has been a member and senior partner of the law firm Barst & Mukamal LLP. Mr. Mukamal specializes in the areas of immigration and nationality law, consular law and real estate and debt restructuring.

      Reuven Battat, 45, has been a director of the Company since 1997. Mr. Battat recently became President and CEO of ProcureNet Inc. Mr. Battat was the Senior Vice President and General Manager of Global Marketing for Computer Associates International, Inc. and from 1995 through 1999 was responsible for Computer Associates' worldwide marketing activities and long-term planning of product development in new and emerging markets. From 1981 to 1987, Mr. Battat was Manager of key systems management projects at IBM Corporation. Mr. Battat is an expert in the field of enterprise management and object technologies.

      Hagay Shefi, 35, is being elected to the Company's Board of Directors in 2001. Mr. Shefi has a B.A. degree in Economics from the Bar-Ilan University in Israel, 1987, and an M.B.A. in Finance from Bar-Ilan University in Israel in 1990. From 2001 to the present, Mr. Shefi is the co -founder and CEO of GoldTier Technologies, a software provider for financial institutions. From 1997 to 2000, Mr. Shefi was President and then CEO of SunGard Business Integration (formerly known as MINT), a leading provider of Middleware and Integration software solutions to the financial industry. MINT was acquired by SunGard Data Systems in March 1999. From 1995 to 1997, Mr. Shefi was a Managing Director of SunGard Capital Markets, a wholly owned division of SunGard Data Systems . Between 1992 and 1995, Mr. Shefi was the Manager of Derivatives Solutions ACT Financial Systems.

      Proxies are solicited in favor of the Director nominees and it is intended that the proxies will be voted for the nominees unless otherwise specified. Should a nominee become unable to serve for any reason, unless the Board of Directors by resolution provides for a lesser number of directors, the person named in the enclosed proxy will vote for the election of a substitute nominee. The Board of Directors has no reason to believe that the nominees will be unable to serve.

Recommendation

      The Board of Directors recommends that stockholders vote FOR each of the nominees.

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

                             (Item 2 on Proxy Card)

      The Audit Committee has recommended to the Board of Directors of the Company the selection of Ernst & Young LLP ("Ernst & Young") as independent auditors of the Company for the year ending December 31, 2001.

AUDIT FEES. During the fiscal year ended December 31, 2000, the aggregate fees billed by Ernst & Young LLP for the audit of the Company's financial statements for such fiscal year and for the reviews of the Company's interim financial statement was $______.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATIONS FEES. During the fiscal year ended December 31, 2000, no fees were billed by Ernst & Young LLP for information technology projects.

ALL OTHER FEES. During the fiscal year ended December 31, 2000, the aggregate fees billed by Ernst & Young LLP for professional services other than audit and information technology consulting fees was $_______.

The Audit Committee has determined the rendering of the information technology consulting fees and all other non-audit services by Ernst & Young LLP is compatible with maintaining the auditor's independence.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000, which include the consolidated balance sheets of the Company as of December 31, 2000 and 1999, and the related consolidated statement of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT. The audit committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS. The audit committee has discussed with Ernst & Young LLP, the company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statement on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of the company's financial statements. The audit committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (that relates to the accountants' independence from the Company and its related entities) and has discussed with Ernst & Young LLP its independence form the Company.

CONCLUSION. Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 2000.

                                                     AUDIT COMMITTEE:
                                                     Joseph Imholz, Chairman
                                                     Reuven Battat
                                                     Steven Mukamal

      A representative of Ernst & Young will be present at the meeting. The representative will be given the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

Recommendation

      The Board of Directors recommends that the shareholders RATIFY the selection of Ernst & Young LLP to be the independent auditors of the Company for the year ending December 31, 2001.

                          AMENDMENT AND RESTATEMENT OF
                    THE RESTATED CERTIFICATE OF INCORPORATION

                             (Item 3 on Proxy Card)

      The Board of Directors of the Company (the "Board") have authorized an amendment and restatement of the Company's current Restated Certificate of Incorporation whereby, among other things, the number of authorized shares of Common Stock shall be increased from 10,000,000 to 30,000,000 and actions by written consent of shareholders of less than all outstanding shares in lieu of a meeting shall be authorized. The draft of the proposed form of the amended Restated Certificate of Incorporation is attached hereto as Exhibit A.

      As of the Record Date, there were 10,000,000 shares of Common Stock authorized for issuance and 7,116,872 shares issued and outstanding. The Company has also reserved shares of Common Stock for the following purposes:

      (a) 900,000 shares currently reserved for issuance upon exercise of options which have been granted as of the date hereof under the 1997 Stock Option and Award Plan (the "Plan"); and

      (b) 2,089,284 shares for issuance pursuant to outstanding warrants to purchase shares of Common Stock.

      Accordingly, without the increase in the number of authorized shares of Common Stock, the Company would not have a sufficient number of authorized shares of Common Stock available to continue to attract and retain directors, employees and consultants through the grant of options or other equity-based awards or to consummate potential future equity financings, mergers, acquisitions or strategic alliances or other transactions which involve the issuance of the Company's equity.

      The increase in the number of authorized shares of Common Stock is needed to give the Board the necessary flexibility to issue shares of Common Stock and securities exercisable and convertible into Common Stock in connection with potential future acquisitions, financings and stock option plans and for other general corporate purposes without the expense and delay incidental to obtaining additional stockholder approvals at the time of each such transaction (unless such approval is otherwise required for a particular issuance by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed).

      The increase in the number of authorized shares of Common Stock will have no immediate dilutive effect on the proportionate voting power of present shareholders as holders of Common Stock. Future issuances of shares of Common Stock would have a dilutive effect on the proportionate voting power, earnings per share and book value per share of all shareholders. Additional shares could be issued by the Board in a public or private sale of securities, potential mergers, acquisitions or similar transactions, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of current shareholders.

      The amendment to permit authorization of actions by written consent of shareholders of less than all outstanding shares in lieu of a meeting will enable the Company to obtain requisite approvals of shareholders without the need to call a shareholder meeting. Under New York's Business Corporation Law, prompt notice of an action taken by shareholders of less than all outstanding shares by written consent in lieu of a meeting must be given by the Company to all shareholders who have not consented in writing. The Company believes this amendment would provide the Company the opportunity, in certain circumstances, to reduce the expenses and delay incidental to obtaining shareholder approvals at a meeting of shareholders.

Recommendation

      The Board recommends that the shareholders vote FOR the amendment and restatement of the Company's current Restated Certificate of Incorporation.

                             AMENDMENT NO. 2 TO THE
                        1997 STOCK OPTION AND AWARD PLAN

                             (Item 4 on Proxy Card)

General

      The amendment (the "Plan Amendment") will not affect any provision of the Plan, except as set forth below. A copy of the Plan Amendment is attached hereto as Exhibit C. A copy of the Plan, prior to giving effect to the Plan Amendment, is attached hereto as Exhibit B. The Plan was originally implemented in June 1997 and was amended in May 1998.

      The Plan Amendment is being made to enable the Company and its subsidiaries to continue to provide incentives to employees of the Company and its subsidiaries to advance the interests of the Company and to enable the Company and the Company's subsidiaries to continue to attract qualified new employees in a competitive marketplace.

Increase in Authorized Shares

The Plan will be amended to increase the number of shares of Common Stock reserved for issuance upon awards of restricted shares, performance units or performance shares or upon the exercise of options or share appreciation rights ("SARs") available for grant under the Plan. This amendment will enable the Company to award more restricted shares, options, SARs, performance units and performance shares under the Plan. After giving effect to the Plan Amendment, the number of shares of Common Stock that the Company will be able to issue under restricted share awards, performance units or performance shares and upon exercise of options or SARs available for grant under the Plan would be 1,200,000 (subject to adjustment for stock splits, stock dividends, recapitalizations and similar events as provided in the Plan). This amendment represents an increase of 300,000 shares from the 900,000 shares of Common Stock previously reserved for issuance upon restricted share, performance units and performance shares awards and upon the exercise of options and SARs available for grant under the Plan.

Separate Committee Regarding Section 16 Persons

      The Plan will be amended to allow the Board to appoint a separate committee (the "Section 16 Committee") to administer the Plan with respect to persons ("Subject 16 Persons") subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which Section 16 Committee would have all powers and authorities of the Plan Committee (as defined below) with respect to Section 16 Persons and would consist of (i) the Board itself or (ii) those individuals who shall satisfy the requirements set forth under Rule 16b-3 of the Exchange Act. The ability of the Board to appoint such a separate committee will increase its flexibility in complying with Rule 16b-3 of the Exchange Act.

Limit on Number of Options and SARs

      The Plan will be amended to prohibit any employee of the Company or any subsidiary of the Company from being granted options or SARs to purchase more than 250,000 shares of Common Stock in any calendar year. This amendment will allow the Company to take deductions under the Internal Revenue Code of 1986, as amended (the "Code") for compensation to employees up to $1,000,000 per calendar year without including options or SARs granted under the Plan to such employees as part of such compensation. In the absence of such amendment, the Company is required to include the value of options and SARs granted to employees as part of such compensation, reducing the amount of cash and other compensation that the Company may grant to employees as a deductible expense.

The 1997 Stock Option and Award Plan

      The following is a summary of the Plan and its material provisions. The summary is qualified by reference to the full terms of the Plan.

Purpose of the Plan

      The Plan provides for awards of restricted shares and grants of options, SARs, performance units and performance shares. The Plan is intended to increase incentive and to encourage share ownership on the part of (1) employees of the Company and its affiliates, (2) consultants who provide significant services to the Company and its affiliates and (3) directors of the Company who are employees of neither the Company nor any affiliate. The Plan also is intended to further the growth and profitability of the Company.

      The Company believes that awards of restricted shares, options, SARs, performance units and performance shares are an important part of the compensation package offered to its and its subsidiaries' employees and that through awards of restricted shares, options, SARs, performance units and performance shares its employees' interests are more closely aligned with those of its shareholders. Generally, the Company grants options to employees subject to minimum vesting periods and employees are required to remain with the Company for a number of years to earn and receive the full benefit of an option grant.

Shares Subject to the Plan

      The Plan was originally adopted and approved by the Company's shareholders on June 11, 1997, and an amendment to the Plan increasing the number of shares of Common Stock reserved for issuance under the Plan from 600,000 to 900,000 shares was approved by the Company's shareholders on May 27, 1998.

      Upon approval of the Plan Amendment by the shareholders of the Company, there will be a total of 1,200,000 shares of Common Stock reserved for issuance upon restricted share, performance units and performance shares awards and upon the exercise of options and SARs available for grant under the Plan. The number of shares of Common Stock reserved for issuance upon restricted share, performance units and performance shares awards and upon the exercise of options and SARs granted under the Plan are subject to adjustment in the event of stock splits, stock dividends and other situations.

Awards Outstanding

      As of the Record Date, the Company had options outstanding under the Plan to purchase an aggregate of 900,00 shares of Common Stock, at a weighted average exercise price per share of $2.44. There are no restricted shares, SARs, performance units or performance shares outstanding. After giving effect to the Plan Amendment, an aggregate of 512,500 shares of Common Stock will be available for issuance upon future awards of restricted shares, performance units or performance shares or exercise of SARs or options available for future grant.

Administration

      The Plan is administered by a committee (the "Plan Committee"), constituted of members appointed from time to time by the Board, except with respect to awards of restricted shares, performance units and performance shares and grants of SARs and options to (i) non-employee directors and (ii) after giving effect to the Plan Amendment, Section 16 Persons, if the Board establishes the Section 16 Committee. Awards and grants to non-employee directors are administered by the Board. After giving effect to the Plan Amendment, awards and grants to Section 16 Persons may be administered by the
Section 16 Committee, if established by the Board, which shall consist of (i) the Board itself or (ii) those individuals who satisfy the requirements set forth under Rule 16b-3 of the Exchange Act. The Plan Committee currently consists of three members, Messrs. BenTov, Mukamal and Battat, two of whom, Messrs. Mukamal and Battat, are non-employee directors, as defined in Rule 16b-3. The Plan Committee may delegate certain of its responsibilities to other persons; provided, however, the Plan Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualifications under Rule 16b-3. The Board may fill vacancies on the Plan Committee and, after giving effect to the Plan Amendment, the Section 16 Committee, and may from time to time remove or add members. The Plan Committee, the Section 16 Committee and the Board, as applicable, are hereinafter referred to as the "Committee").

Participants and Terms of Awards

      Options

      The Plan permits grants of incentive stock options ("ISOs") and non-qualified stock options ( "NSO"). ISOs are intended to satisfy the requirements of Section 422 of the Code. Only employees who are common-law employees of the Company or its subsidiaries are eligible for the grant of ISOs. An employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding shares of the Company or its subsidiaries is not eligible for the grant of an ISO, unless the requirements set forth in
Section 422(c)(5) of the Code are satisfied.

      The exercise price per share of an option may not be less than the fair market value of a share of Common Stock as of the date of grant (or, if an ISO, not less than 110% of the fair market value of a share of Common Stock as of the date of grant if, on the date of grant, the employee owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any of its subsidiaries). The option price must be paid in full at the time of exercise. Payment for shares of Common Stock purchased upon the exercise of options may be made by cash or its equivalent. The Committee may also, in its sole discretion, also permit payment by tender of previously acquired shares of Common Stock having an aggregate fair market value at the time of exercise equal to the total exercise price of the option, or by any other means which the Committee determines to both provide legal consideration for the shares and be consistent with the purposes of the Plan.

      The aggregate fair market value (determined as of the date of grant) of shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual to whom an ISO is granted during any calendar year (under ISO plans of the Company) may not exceed $100,000. After giving effect to the Plan Amendment, no employee of the Company or any of its subsidiaries may be granted options or SARs to purchase in excess of 250,000 shares of Common Stock in any calendar year.

      Options have such terms and are exercisable in such manner and at such times as the Plan Committee may determine. Each option must expire within a period of not more than ten (10) years from the grant date and, if such option is (A) an ISO granted to a shareholder who owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or (B) an option granted to a non-employee director, such option must expire within a period of not more than five (5) years from the grant date. The exercise of an option may also be subject to restrictions and special vesting provisions determined by the Committee on the date of grant. The exercise of an option may be accelerated in the event of the optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee's service with or without cause. Such period will be established by the Committee in its discretion on the date of grant. Options will not be transferable except upon death (in which case they may be exercised by the decedent's executor or other legal representative).

      The Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options in return for the grant of new options at the same or a different price, except the optionee must consent to any modification, extension or renewal which impairs his or her rights or increases his or her obligations under such option.

      SARs

      SARs entitle the participant to receive, upon exercise of the SAR, an amount determined by multiplying: (1) the difference between (a) the fair market value of a share of Common Stock on the date of exercise and (b) the exercise price, times (2) the number of shares with respect to which the SAR is exercised. SARs may be "freestanding," meaning granted independently of an option, "affiliated," meaning granted in connection with a related option and deemed to be exercised at the same time as the related option is exercised, or "tandem," meaning granted in connection with a related option, the exercise of which shall require forfeiture of the right to purchase an equal number of shares of Common Stock under such related option, and vice versa. The exercise price of each freestanding SAR will equal at least 100 % of the fair market value of the shares of Common Stock covered by the award on the date of grant. The exercise price of each tandem or affiliated SAR shall equal the exercise price of the related option. Proceeds from SAR exercises may be paid in cash or shares of Common Stock or a combination of both, as determined in the discretion of the Committee.

      Restricted shares

      Awards of restricted shares are shares of Common Stock which are held in escrow by the Company until any restrictions, including, without limitation, restrictions established by the Committee lapse. For example, the Committee may set transfer restrictions that lapse only upon the satisfaction of a continuous employment requirement and/or the achievement of performance goals specified by the Committee.

      Performance units and performance shares

      Performance units and performance shares are amounts credited to a bookkeeping account established for the participant. Whether a performance unit or share actually will result in a payment to a participant will depend upon the extent to which performance goals established by the Committee are satisfied. Payment may be in cash or shares of Common Stock or a combination of both, as determined in the discretion of the Committee.

      Lapsed Awards

      If any awards of restricted shares or options, SARs, performance units or performance shares granted under the Plan shall expire, terminate or lapse for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares of Common Stock subject to such restricted share, performance unit or performance share award or option or SAR shall again be available for grants under the Plan.

      Shareholder Rights

      Holders of options, SARs, performance units and performance shares have no dividend rights, voting rights or any other rights as a shareholder with respect to any shares of Common Stock covered by an option, SAR, performance unit or performance share prior to the issuance of a share certificate for such Common Stock. Recipients of awards of restricted shares may exercise full voting rights with respect to those shares during any period of restriction, unless otherwise specified by the Committee in its award of such restricted shares.

Amendment and Termination

      The Board may, at any time and for any reason, amend or terminate the Plan without further action by the Company's shareholders except (i) in a manner that would alter or impair any rights or obligations under any existing award of restricted shares, options, SARs, performance units or performance shares or
(ii) to the extent required by applicable laws, regulations or rules. The Plan terminates by its terms on June 11, 2007, ten years after its adoption by the Board. Following termination of the Plan, awards of restricted shares, options, SARs, performance units and performance shares may no longer be granted. Termination of the Plan will not affect awards of restricted shares, options, SARs, performance units or performance shares then outstanding under the Plan.

New Plan Benefits

      With respect to all future grants, the Committee has full discretion to determine the number and amount of awards of restricted shares, options, SARs, performance units and performance shares to be granted to participants under the Plan, subject to the limitations described above. Therefore, other than as described in this paragraph, the benefits and amounts that will be received by each of the officers named in the Security Ownership of Certain Beneficial Owners and Management section set forth herein below, the directors of the Company, the executive officers as a group and all other participants under the Plan are not presently determinable. Each non-employee directors of the Company is granted an option to purchase 1,000 shares of Common Stock upon first becoming a non-employee director, and is granted an option to purchase an additional 1,000 shares of Common Stock each time such person is re-elected to serve as a non-employee director.

      Market Price of the Common Stock. The last reported sale price of the Common Stock on the NASDAQ National Market on April 24, 2001 was [$___________] per share.

Federal Income Tax Consequences

      The Company believes that under present law, the following are the federal income tax consequences that arise with respect to options granted under the Plan.

      Non-Qualified Stock Options.

      The grant of an NSO will create no tax consequences for the optionee and the Company will not be entitled to a deduction in connection with the grant. In addition, the vesting of an NSO creates no tax consequences or entitlement or a deduction. Upon the exercise of an NSO, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be taxed to the optionee as ordinary income and the Company will be entitled to a deduction in the same amount. In general, the optionee's tax basis in the shares acquired by exercising an NSO is equal to the fair market value of such shares on the date of exercise. Upon a subsequent disposition of such shares, the optionee generally will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than twelve months before the sale) in an amount equal to the difference between the optionee's basis in the shares and the sale price. If the shares were held more than twelve months, the applicable long-term capital gains rate is currently 20% for taxpayers whose marginal tax rate is at least 28%, and 10% for taxpayers whose marginal rate is less than 28%. Short-term capital gain is generally subject to the same tax rates as ordinary income.

      If the optionee pays the exercise price upon the exercise of NSOs with previously acquired shares, the transaction is separated into two components. First, the exchange by the optionee of the shares generally is treated as a tax-free exchange with respect to receipt by the optionee of the same number of shares paid by the optionee in the exchange. With respect to such number of shares, the optionee's basis in such shares will be the same as the optionee's basis in the shares paid by the optionee in the exchange, and the capital gain holding period runs without interruption from the date on which the previously held shares were acquired. Second, the optionee will be taxed as ordinary income on the amount of the difference between the fair market value of the additional shares received and the amount of any cash the optionee pays in the exercise transaction. The optionee's basis in the additional shares of common stock will be equal to the fair market value of such shares on the date the shares are issued, and the capital gain holding period will also commence on such date.

      Incentive Stock Options.

      The grant and the vesting of an ISO will create no tax consequences for an optionee or the Company. An optionee generally will have no taxable income upon exercising an ISO within the time period set forth in such optionee's option agreement (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised provided that the optionee is still employed by the Company (or the optionee terminated employment no more than three months before the exercise date). Additional exceptions to this exercise timing requirement apply upon death or disability of the optionee. A sale of the shares received upon the exercise of an ISO that occurs both more than one year after the exercise of the ISO and more than two years after the grant of the ISO will result in the realization of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price for such shares (the applicable maximum long-term capital gains rate is currently 20%). Generally, upon a sale or disposition of the shares prior to the foregoing holding requirements (referred to as a disqualifying disposition), the optionee will recognize ordinary income and the Company will receive a corresponding deduction equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price or (ii) the excess of the amount realized on the disposition over the exercise price for such shares. Any additional gain would be treated as either a long-term or a short-term capital gain.

      The favorable tax treatment associated with ISOs is available to the optionee only to the extent that the value of the shares (determined at the time of grant) covered by the ISOs that are first exercisable in any single calendar year does not exceed $100,000. If ISOs that cover an aggregate amount of shares in excess of $100,000 become exercisable in the same calendar year, the excess will be treated as a NSO.

      If the optionee pays the exercise price upon the exercise of ISOs with previously acquired shares, just as in the NSO context, such a surrender transaction generally is treated as a tax-free exchange of the old shares for the same number of new shares. With respect to such number of new shares, the optionee's basis in such new shares is the same as the optionee's basis in the old shares, and the capital gain holding period runs without interruption from the date when the old shares were acquired. However, the holding period will not be credited for purposes of the one-year holding period described above in order for the new shares to receive ISO treatment. New shares received in excess of the old shares surrendered will have a new holding period, and have a basis of zero or, if any cash was paid as part of the exercise price, the excess new shares will have a basis equal to the amount of the cash.

      A special rule applies if an optionee pays all or part of the exercise price of an ISO by surrendering shares that he or she previously acquired by exercising any other ISO. If the optionee has not held the old shares for the full duration of the applicable holding periods described above before surrendering them, then the surrender of such shares to exercise the new ISO will be treated as a disqualifying disposition of the old shares. As described above, the result of a disqualifying disposition is the loss of favorable tax consequences with respect to the acquisition of the old shares pursuant to the previously exercised ISO.

Withholding Taxes

      The Company will not be obligated to issue any shares under the Plan until an optionee makes arrangements satisfactory to the Company to pay any withholding or other taxes that may be due as a result of the exercise of an option.

Recommendation

      The Board recommends that shareholders vote FOR the proposal to amend the Plan to (i) increase the number of shares of Common Stock reserved for issuance upon the award of restricted shares, performance units and performance shares and upon the exercise of options and SARs available for grant from 900,000 shares to 1,200,000 shares, (ii) allow the Board to appoint the Section 16 Committee to administer the Plan with respect to Subject 16 Persons and (iii) prohibit any employee of the Company or any subsidiary of the Company from being granted options or SARs to purchase more than 250,000 shares of Common Stock in any calendar year.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of March 31, 2001, certain information regarding the beneficial ownership of TACT Common Stock by (i) each of the Company's directors, (ii) each of the executive officers named in the Summary Compensation Table, (iii) all directors and officers of the Company as a group and (iv) each person known by the Company to own beneficially more than 5% of the Common Stock. Unless otherwise indicated in the table below, each person or entity named below has an address in care of the Company's principal office. All share amounts are rounded to the nearest whole share.

                                                                Number of Shares          Percentage of
                                                                  Beneficially            Total Voting
Name of Shareholder                                                 Owned (1)                Shares
-------------------                                            -------------------       --------------
Mr. Shmuel BenTov, Chief Executive Officer,...................    3,492,500(2)                49.07%
   President, and Director
Mr. Frank T. Thoelen,.........................................       52,450                       *
   Chief Financial Officer and Director
Mr. Joseph Judenberg, Senior Vice President...................       15,000                       *
Mr. Joseph E. Imholz, Director................................        1,625                       *
Mr. Steven S. Mukamal, Director...............................        6,625                       *
Mr. Reuven Battat, Director...................................        1,625                       *
All directors and executive officers as a group (6 persons)...    3,569,825                   50.16%

-------------------------------

*     indicates less than 1%

(1) As used in the tables above, "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed to have "beneficial ownership" of any security that such person has a right to acquire within 60 days of March 31, 2001. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership of such person but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person. Unless otherwise noted, each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares.
(2) Includes 51,000 shares owned for the benefit of Mr. BenTov's two minor children and 15,000 owned by Mr. BenTov's spouse.

              MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

      During the year ended December 31, 2000, the Board of Directors met four times and acted by written consent in lieu of a meeting 14 times. Four directors attended 100% of the aggregate number of meetings of the board and its committees on which they served. One director attended 25% of the aggregate number of meetings of the board and its committees on which he served.

      The following are the current members and functions of the standing committees of the Board of Directors:

      Audit Committee. The Audit Committee is authorized to engage the Corporation's independent auditors and review with such auditors (i) the scope and timing of their audit services and any other services they are asked to perform, (ii) their report on the Company's financial statements following completion of their audit and (iii) the Company's policies and procedures with respect to internal accounting and financial controls. The Audit Committee is composed of Messrs. Imholz, Battat and Mukamal. Mr. Imholz is the Chairman. During the year ended December 31, 2000, the Audit Committee met four times during that period. The members of the audit committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Board of Directors has adopted a written charter for the Audit Committee on May 25, 2000, a copy of which is attached as Exhibit D hereto.

      Executive Compensation Committee. The Executive Compensation Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and fix salaries for such officers; provided that all actions of the Executive Compensation Committee must be ratified by the full Board of Directors within six months of the subject action. The Executive Compensation Committee is also authorized to administer the Company's 1997 Stock Option Plan. The Executive Compensation Committee is composed of Messrs. BenTov, Mukamal and Battat. Mr. Mukamal is the Chairman. During the year ended December 31, 2000, the Executive Compensation Committee met four times during that period.

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation awarded or paid to, or earned by, the Company's Chief Executive Officer during the years ended December 31, 2000, 1999 and 1998; the Company's Chief Financial Officer during the years ended December 31, 2000, 1999 and 1998 and the Company's Senior Vice President during the year ended December 31, 2000 and 1999. No other executive officer of the Company received a total salary and bonus of $100,000 or more for such years. Accordingly, no information is reported for such persons. No options were granted in 2000 o the Company's Chief Executive Officer, Chief Financial Officer or Senior Vice President.

                           Summary Compensation Table

                                                                                                      Long-Term
                                                                                                    Compensation
                                                               Annual Compensation                      Awards
                                                   ----------------------------------------------  -------------
                                                                                    Other            Securities
                                         Fiscal                                     Annual           Underlying
Name and Principal Position               Year     Salary($)    Bonus($)      Compensation ($)(1)    Options (#)
---------------------------               ----     ---------    --------      -------------------    -----------
Shmuel BenTov                             2000      $300,000     $    --             $4,456                 --
  Chairman, Chief Executive Officer       1999      $250,000     $50,000             $4,043             30,000
  and President                           1998      $250,000     $    --             $4,043                 --
----------------------------------------------------------------------------------------------------------------
Frank Thoelen(2)                          2000      $240,000     $    --             $   --                 --
  Chief Financial Officer                 1999      $200,000     $50,000             $   --             15,000
                                          1998      $150,000     $43,750             $   --             10,000
----------------------------------------------------------------------------------------------------------------
Joseph Judenberg(3)                       2000      $250,000     $    --                 --
  Senior Vice President                   1999      $166,000     $33,375             $   --             20,000
----------------------------------------------------------------------------------------------------------------

(1) Includes payments with respect to life insurance, car allowance and health insurance.
(2)   Mr. Thoelen's contract expires in June 2001 and will not be renewed.
(3)   Mr. Judenberg was hired in May 1999.

                  Aggregated Option Exercises In the Year Ended
               December 31, 2000 and Fiscal Year-End Option Values

                                                          Number of Securities
                                                         Underlying Unexercised      Value of Unexercised
                               Shares                         Options Held          In-the-Money Options at
                             Acquired on     Value        at December 31, 2000         December 31, 2000
            Name             Exercise(#)    Realized   Exercisable/Unexercisable   Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------
Shmuel BenTov                    --            --             7,500/22,500                   $0/$0
------------------------------------------------------------------------------------------------------------
Frank T. Thoelen                 --            --            51,250/33,750                   $0/$0
------------------------------------------------------------------------------------------------------------
Joseph Judenberg                 --            --             5,000/15,000                   $0/$0

      Since the initial granting of stock options by the Company in August and December of 1997, the Company's stock price has fluctuated, and the Company's stock has been trading at a price below the stock price as of the Company's initial public offering on August 8, 1997. Only one employee has exercised his options as of December 31, 2000, despite the fact that a significant number of employee options had vested. In November 1998, the Board of Directors approved a stock option repricing program pursuant to which all employees of the Company (including the only executive officer to receive options, Frank T. Thoelen, Chief Financial Officer) who received stock option awards on August 8, 1997 and December 17, 1997 may elect to exchange their then-outstanding employee stock options for new employee stock options having exercise prices of $7.50 per share (equal to the fair market value of the Company's common stock on October 14, 1998). No other changes, restrictions or amendments were made with respect to the stock option awards. The vesting schedules and expiration dates of the stock options were left unchanged. There is no prohibition or restriction on exercising the stock options. Approximately 416,150 options were eligible for repricing.

              Option Repricing in the Year Ended December 31, 1998

                                                                                                      Length of
                                       Number of                                                       Original
                                      Securities       Market Price       Exercise                   Option Term
                                      Underlying        of Stock at       Price at       New        Remaining at
                                        Options           Time of         Time of      Exercise        Date of
Name                   Date           Repriced (#)     Repricing ($)   Repricing ($)   Price ($)      Repricing
------------------------------------------------------------------------------------------------------------------
Frank T. Thoelen       10/14/98          50,000            $7.50           $12.00        $7.50      3 Yrs., 8 Mos.
                       10/14/98          10,000            $7.50           $10.25        $7.50      4 Yrs., 2 Mos.

Director Compensation

      All of the outside directors of the Company are compensated for their services provided as a director. Each outside director is paid $4,000 a year and all reasonable expenses relating to the business of the Company are paid by the Company. In addition, each outside director was awarded 1,000 stock options in 1997, 1000 stock options in 1998, 1,500 stock options in 1999 and zero stock options in 2000.

Employment Agreements

      On August 7, 1997, the Company and Shmuel BenTov entered into a two-year employment agreement providing for his employment as the Company's Chairman of the Board, President and Chief Executive Officer with an annual base salary of $250,000. Mr. BenTov and the Company agreed during the two year term of his employment agreement not to (i) increase Mr. BenTov's compensation (including base salary and bonus) or (ii) otherwise amend the terms of Mr. BenTov's employment agreement. The employment agreement provides that in the event of termination: (i) without cause, Mr. BenTov will receive a lump sum severance allowance in an amount equal to 2.00 times his then annual base salary; (ii) as a result of the disability or incapacity of Mr. BenTov, Mr. BenTov will be entitled to receive his then annual base salary during the two years following the termination notice; and (iii) as a result of the death of Mr. BenTov, Mr. BenTov's estate will be entitled to receive a lump sum payment equal to his then annual base salary. The agreement includes a two-year non-compete covenant commencing on the termination of employment. In August 1999, a new employment agreement was entered into by the Company and Mr. BenTov. This agreement expires on December 31, 2001. The agreement has essentially identical items to the prior employment agreement, with the exception of an increase in Mr. BenTov's annual salary to $300,000.

      Effective June 30, 1997, the Company and Frank Thoelen entered into a three-year employment agreement providing for his employment as the Company's Chief Financial Officer at an initial base salary of $150,000. The employment agreement provides that in the event of termination due to a change of control or without cause, Mr. Thoelen will receive a lump sum severance allowance in an amount equal to his then annual base salary. The agreement includes a one-year non-compete covenant commencing on the termination of employment. Pursuant to the employment agreement, Mr. Thoelen received a one-time signing bonus of $25,000 and five-year options to purchase an aggregate 50,000 shares of Common Stock at $12.00 per share, 20,000 of which options vest after one year and 30,000 of which vest ratably over the following three years. The options expire in five years. The purchase price of all 50,00 options was changed to $7.50 per share (the market price of the Company's Common Stock as of the close of business on October 15, 1998) pursuant to resolutions of the Company's Board of Directors. Mr. Thoelen's employment agreement expires June 2001.

Compensation Committee Interlocks and Insider Participating

      Shmuel BenTov, Chairman of the Board, Chief Executive Officer and President of TACT, served as a member of the Executive Compensation Committee during 2000. No other interlocks or insider participation required to be disclosed under this caption occurred during 2000.

Report of the Executive Compensation Committee of the Board of Directors

      The Executive Compensation Committee of the Board of Directors has responsibility for establishing and monitoring compensation programs of the Company's executive officers, which include the Company's President and Chief Executive Officer and Chief Financial Officer. The Executive Compensation Committee is composed of Shmuel BenTov, Reuven Battat and Steven S. Mukamal. Compensation arrangements for the Company's executive officers are usually negotiated on an individual basis between the Chief Executive Officer and President and each executive. Although these arrangements are, by and large, subjective, objective measurements such as industry comparisons, compensation history and other significant factors were also taken into account. From the Company's point of view, these compensation arrangements are invariably designed to attract talented executives to a challenging and demanding environment and to retain such executives for the long-term benefit of the Company. In furtherance of such goals and to provide incentives to enhance stockholder value, the Company's compensation arrangements with its executive officers often provide for equity participation in the Company. The Company believes the interests of its shareholders are well served if part of the compensation of the Company's executives is tied to the performance of the Company.

      The compensation package of the Chief Executive Officer and President and the Chief Financial Officer are set forth in employment agreements with the Company. See "Employment Agreements." The Company's executive officers are entitled to participate in a bonus program that is administered by the non-employee directors of the Executive Compensation Committee.

      In determining bonus compensation, the Executive Compensation Committee seeks to create a direct link between the bonus payable to each executive officer and the financial performance of the Company as a whole. Factors which may be considered in determining the amount of individual bonus awards include earnings per share targets and individual performance compared to predetermined strategic, financial and operational objectives. For the year ended December 31, 2000, no cash bonuses were paid. For the year ending December 31, 2001, the Chief Executive Officer and President may be entitled to receive a cash bonus not to exceed one percent of the Company's total revenues for the year subject to approval by the non-employee directors of the Executive Compensation Committee and further subject to the Company meeting certain financial performance criteria.

                                           The Executive Compensation Committee:
                                           Shmuel BenTov
                                           Reuven Battat
                                           Steven S. Mukamal

Performance Graph

      The following graph depicts the performance of $100 invested on August 8, 1997, (the date of the Company's initial public offering), in the Company's Common Stock on (i) a Peer Index of selected IT and e-Services companies and
(ii) the Nasdaq(R) Major Market Computer and Data Processing Services Index. The comparison assumes reinvestment of all dividends on a quarterly basis for the years ended December 31, 1997, 1998, 1999 and 2000.

                            [PERFORMANCE GRAPH OMITTED]

     [The following was depicted as a line chart in the printed material.]

                    Aug '97  Sep '97  Dec '97  Mar '98  Jun '98  Sep '98  Dec '98  Mar '99  Jun '99  Sep '99  Dec '99
                    -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
TACT .............  $100.00  $ 96.93   $89.86  $ 94.91  $ 85.82  $ 76.74  $ 56.54  $ 56.54  $ 64.62  $ 38.37  $ 40.39
Peer Index .......  $100.00  $105.28   $98.62  $134.99  $127.09  $ 89.39  $110.91  $ 68.76  $ 71.02  $ 81.03  $158.92
Major Market Index  $100.00  $ 99.16   $93.59  $123.71  $137.29  $104.61  $135.46  $163.32  $178.23  $182.21  $270.01
                    Mar '00  Jun '00  Sep'00   Dec '00  Mar '01
                    -------  -------  ------   -------  -------
TACT .............  $ 80.78  $ 61.84  $ 50.48  $  9.34  $  8.33
Peer Index .......  $220.02  $181.55  $127.20  $ 36.84  $ 27.14
Major Market Index  $249.11  $216.06  $200.08  $134.58  $100.25

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      The directors and executive officers of the Company since January 1, 1999 are the individuals set forth above under "Security Ownership of Certain Beneficial Owners and Management Section."

      The number of shares of Common Stock reserved for issuance upon the exercise of options available for grant under the Plan are being increased in part to enable the Company to provide additional incentives to its current and future employees, officers, non-employee directors and consultants to advance the interests of the Company and to enable the Company to attract and retain qualified personnel in a competitive marketplace. Awards under the Plan will give optionees an opportunity to participate in an increase in the market value of the Common Stock. The Board believes that the amendments will provide incentives and flexibility for the Company in meeting competitive developments in the marketplace for retaining and attracting qualified personnel.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has a line of credit of $2,100,000 of which $2,000,000 was outstanding at December 31, 2000. The line of credit is guaranteed by Shmuel BenTov, the Company's principal shareholder, and bears interest at a variable rate based on prime plus 1% (9.50% at December 31, 2000 and 8.50% at December 31, 1999). Also, if the Company needs funds to repay its current line, its principal shareholder has committed to lend funds to the Company in order to repay up to $2.0 million of its current line of credit.

                             ACCOUNTANTS' ATTENDANCE

      Representatives of Ernst & Young LLP, the Company's principal accountants for the current fiscal year most recently completed fiscal year, are expected to be present at the Annual Meeting. If such representatives are present at the Special Meeting, they will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

 TO THE COMPANY'S KNOWLEDGE, BASED SOLELY ON A REVIEW OF SUCH FORMS RECEIVED BY
  IT AND REPRESENTATIONS BY PERSONS THAT WOULD BE REQUIRED TO FILE SUCH FORMS,
    DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000, ALL SECTION 16(A) FILING REQUIREMENTS APPLICABLE TO ITS OFFICERS, DIRECTORS AND GREATER THAN TEN PERCENT
                     BENEFICIAL OWNERS WERE COMPLIED WITH.

                             SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company at the address appearing on the first page of this proxy statement by December 31, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

      Shareholders who intend to present a proposal at the 2002 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than March 16, 2002.

                                 OTHER BUSINESS

      The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

      A COPY OF THE 2000 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THIS PROXY STATEMENT. A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR 2000, CONTAINING INFORMATION ON OPERATIONS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON REQUEST. PLEASE WRITE TO:

                           THE A CONSULTING TEAM, INC.
                              200 PARK AVENUE SOUTH
                            NEW YORK, NEW YORK 10003
                              ATTENTION: SECRETARY

     COPIES MAY ALSO BE OBTAINED WITHOUT CHARGE THROUGH THE SEC'S WORLD WIDE
                        WEB SITE AT http://www.sec.gov.

                                  EXHIBIT INDEX

   Exhibit        Name
   -------        ----

      A           Restated Certificate of Incorporation
      B           1997 Stock Option and Award Plan
      C           Amendment No. 2 to 1997 Stock Option and Award Plan
      D           The Company's Audit Committee Charter

                                    Exhibit A

                      Restated Certificate of Incorporation

                                    RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE A CONSULTING TEAM, INC.
            (Pursuant to Section 807 of the Business Corporation Law)

      FIRST: The name of the corporation is The A Consulting Team, Inc. (the "Corporation"). The name under which the Corporation was originally formed was Software Ben-Tov, Inc.

      SECOND: The certificate of incorporation of Software Ben-Tov, Inc. was filed by the Department of State of the State of New York on February 16, 1983.

      THIRD: The certificate of incorporation, as amended, is hereby further amended and changed to effect certain of the amendments and changes authorized by the Business Corporation Law, to wit:

            (a) To increase the number of authorized shares of Common Stock, $0.01 par value, from 10,000,000 to 30,000,000.

            (b) To add a provision relating to shareholder action without a meeting.

      FOURTH: To accomplish the foregoing amendments:

            (a) Article IV relating to the authorized shares of the Corporation is amended to read as set forth in the same numbered Article of the Certificate of Incorporation of the Corporation as hereinafter restated; and

            (b) A new Article VIII relating to shareholder action without a meeting is added as set forth in the same numbered Article of the Certificate of Incorporation of the Corporation as hereinafter restated.

      1. The text of the Certificate of Incorporation, as amended, is hereby restated as further amended and changed herein to read in its entirety as follows:

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE A CONSULTING TEAM, INC.
            (Pursuant to Section 402 of the Business Corporation Law)

                                    ARTICLE I

      The name of the Corporation is The A Consulting Team, Inc. (the "Corporation").

                                   ARTICLE II

      The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the State of New York; provided, however, that the Corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency, or other body without such consent or approval first being obtained.

                                   ARTICLE III

      The office of the Corporation is to be located in the County of New York in the State of New York.

                                   ARTICLE IV

      The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 32,000,000 shares, all of which are $0.01 par value, of which 30,000.000 shares shall be designated "Common Stock" and 2,000,000 shares of which shall be designated "Preferred Stock."

            (a) Common Stock.

                  (1) Subject to the rights of any other class or series of stock, the holders of shares of Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of the assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

                  (2) Subject to such rights of any other class or series of securities as may be granted from time to time, the holders of shares of Common Stock shall be entitled to receive all the assets of the Corporation available for distribution to shareholders in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, ratably, in proportion to the number of shares of Common Stock held by them. Neither the merger or consolidation of the Corporation into or with any other corporation nor the merger or consolidation of any other corporation into or with the Corporation nor the sale, lease, exchange or other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all the assets of the Corporation shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, of the Corporation.

                  (3) Subject to such voting rights of any other class or series of securities as may be granted from time to time pursuant to this Certificate of Incorporation, any amendment thereto, or the provisions of the laws of the State of New York governing business corporations, voting rights shall be vested exclusively in the holders of Common Stock. Each holder of Common Stock shall have one vote in respect of each share of such stock held.

            (b) Preferred Stock. The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of the Preferred Stock in series, and by filing a certificate pursuant to the view York Business Corporation Law, to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences and limitations of the shares of each such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                  (1) The number of shares constituting that series and the distinctive designation of that series;

                  (2) Whether the holders of shares of that series shall be entitled to receive dividends and, if so, the rates of such dividends, the conditions under which and the times such dividends may be declared or paid, any preference of any such dividends to, and the relation to, the dividends payable on any other class or classes of stock or any other series of the same class and whether dividends shall be cumulative or non-cumulative and, if cumulative, from which date or dates;

                  (3) Whether the holders of shares of that series have voting rights in addition to the voting rights provided by law and, if so, the terms and conditions of exercise of such voting rights;

                  (4) Whether shares of that series shall be convertible into or exchangeable for shares of any other class, or any series of the same or any other class, and, if so, the terms and conditions thereof, including the date or dates when such shares shall be convertible into or exchangeable for shares of any other class, or any series of the same or any other class, the price or prices of or the rate or rates at which shares of such series shall be so convertible or exchangeable, and any adjustments which shall be made, and the circumstances in which any such adjustments shall be made, in such conversion or exchange prices or rates;

                  (5) Whether the shares of the series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  (6) Whether the shares of that series shall be subject to the operation of a retirement or sinking fund and, if so subject, the extent to and the manner in which it shall be applied to the purchase or redemption of the shares of that series, and the terms and provisions relative to the operation thereof;

                  (7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation and any presence of any such rights to, and the relation to, the rights in respect thereto of any class or classes of stock or any other series of the same class; and

                  (8) Any other relative rights, preferences and limitations of that series; provided, however, that if the stated dividends and amounts payable on liquidation with respect to shares of any series of the Preferred Stock are not paid in full, the shares of all series of the Preferred Stocks shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets (other than by way of dividends) in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

                                    ARTICLE V

      The Secretary of State is designated as the agent of the Corporation upon whom process against the Corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him or her is The A Consulting Team, Inc., 200 Park Avenue South, New York, New York 10003, Attn: Shmuel BenTov.

                                   ARTICLE VI

      No holder of any of the shares of any class of the Corporation shall have any preemptive rights and, as such, no holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities, or obligations of the Corporation which arc convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities, or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any part thereof, to any said holder.

                                   ARTICLE VII

            (a) The Corporation shall be permitted to indemnify, and advance expenses to, any person whom it has the power to indemnify to the fullest extent permitted by law, and, to the extent consistent therewith, shall indemnify or advance expenses to any such person to the fullest extent required by or pursuant to any by-law of the Corporation, agreement, resolution of directors, resolution of shareholders, directors' officers' liability insurance policies, or any other form of indemnification agreement.

            (b) To the fullest extent now or hereafter permitted by law, directors of the Corporation shall not be liable to the Corporation or its shareholders for damages for any breach of duty in their capacity as directors.

                                  ARTICLE VIII

      Whenever under the provisions of the Business Corporation Law shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, in accordance with the provisions of
Section 615 of the Business Corporation Law.

      FIFTH: The amendments to, and restatement of, the Certificate of Incorporation of the Corporation herein provided for were authorized by the unanimous written consent of the Board of Directors and by the vote of a least a majority of the outstanding shares of the Corporation entitled to vote hereon at a special meeting of the holders of such shares.

      IN WITNESS WHEREOF, the undersigned has executed, signed and verified this Restated Certificate of Incorporation this _____ day of _________, and affirm the statements herein as true under penalty of perjury.

                                        THE A CONSULTING TEAM, INC.


                                        By:
                                          --------------------------------------
                                          Name:  Shmuel BenTov
                                          Title: Chief Executive Officer and
                                                 President

                                    Exhibit B

                        1997 Stock Option and Award Plan

                           THE A CONSULTING TEAM, INC.

                                1997 STOCK OPTION

                                 AND AWARD PLAN

                               THE A CONSULTING TEAM, INC.
                        1997 STOCK OPTION AND AWARD PLAN

SECTION 1: BACKGROUND, PURPOSE AND DURATION..................................1
      1.1   Background and Effective Date....................................1
      1.2   Purpose of the Plan..............................................1
SECTION 2: DEFINITIONS.......................................................1
      2.1   "1934 Act".......................................................1
      2.2   "Affiliate"......................................................1
      2.3   "Affiliated SAR".................................................1
      2.4   "Award"..........................................................1
      2.5   "Award Agreemt"..................................................1
      2.6   "Board"..........................................................1
      2.7   "Code"...........................................................1
      2.8   "Committee"......................................................2
      2.9   "Company"........................................................2
      2.10  "Consultant".....................................................2
      2.11  "Director".......................................................2
      2.12  "Disability".....................................................2
      2.13  "Employee".......................................................2
      2.14  "Exercise Price".................................................2
      2.15  "Fair Market Value"..............................................2
      2.16  "Fiscal Year"....................................................2
      2.17  "Freestanding SAR"...............................................2
      2.18  "Grant Date".....................................................2
      2.19  "Incentive Stock Option".........................................2
      2.20  "Nonemployee Director"...........................................3
      2.21  "Nonqualified Stock Option"......................................3
      2.22  "Option".........................................................3
      2.23  "Participant"....................................................3
      2.24  "Performance Share"..............................................3
      2.25  "Performance Unit"...............................................3
      2.26  "Period of Restriction"..........................................3
      2.27  "Plan"...........................................................3
      2.28  "Restricted Stock"...............................................3
      2.29  "Retirement".....................................................3
      2.30  "Rule 16b-3".....................................................3
      2.31  "Section 16 Person"..............................................3
      2.32  "Shares".........................................................3
      2.33  "Stock Appreciation Right".......................................3
      2.34  "Subsidiary".....................................................3
SECTION 3: ADMINISTRATION....................................................4
      3.1   The Committee....................................................4

      3.2   Authority of the Committee.......................................4
      3.3   Delegation by the Committee......................................4
      3.4   Nonemployee Directors............................................4
      3.5   Decisions Binding................................................4
SECTION 4:  SHARES SUBJECT TO THE PLAN.......................................4
      4.1   Number of Shares.................................................5
      4.2   Lapsed Awards....................................................5
      4.3   Adjustments in Awards and Authorized Shares......................5
SECTION 5:  STOCK OPTIONS....................................................5
      5.1   Grant of Options.................................................5
      5.2   Award Agreement..................................................5
      5.3   Exercise Price...................................................5
      5.3.1 Nonqualified Stock Options.......................................5
      5.3.2 Incentive Stock Options..........................................5
      5.4   Expiration of Options............................................6
      5.4.1 Expiration Dates.................................................6
      5.4.2 Death of Participant.............................................6
      5.4.3 Committee Discretion.............................................6
      5.5   Exercisability of Options........................................6
      5.6   Payment..........................................................6
      5.7   Restrictions on Share Transferability............................7
      5.8   Certain Additional Provisions for Incentive Stock Options........7
      5.8.1 Exercisability...................................................7
      5.8.2 Company and Subsidiaries Only....................................7
      5.8.3 Expiration.......................................................7
      5.9   Grant of Reload Options..........................................7
SECTION 6:  STOCK APPRECIATION RIGHTS........................................8
      6.1   Grant of SARs....................................................8
      6.1.1 Exercise Price and Other Terms...................................8
      6.2   Exercise of Tandem SARs..........................................8
      6.3   Exercise of Freestanding SARs....................................8
      6.4   SAR Agreement....................................................8
      6.5   Expiration of SARs...............................................8
      6.6   Payment of SAR Amount............................................8
SECTION 7:  RESTRICTED STOCK.................................................9
      7.1   Grant of Restricted Stock........................................9
      7.2   Restricted Stock Agreement.......................................9
      7.3   Transferability..................................................9
      7.4   Other Restrictions...............................................9
      7.5   Removal of Restrictions..........................................9
      7.6   Voting Rights....................................................9
      7.7   Dividends and Other Distributions................................9
      7.8   Return of Restricted Stock to Company...........................10
SECTION 8:  PERFORMANCE UNITS AND PERFORMANCE SHARES........................10
      8.1   Grant of Performance Units/Shares...............................10
      8.2   Initial Value...................................................10

      8.3   Performance Objectives and Other Terms..........................10
      8.4   Earning of Performance Units and Performance Shares.............10
      8.5   Form and Timing of Payment......................................10
      8.6   Cancellation....................................................10
SECTION 9:  NONEMPLOYEE DIRECTORS...........................................11
      9.1   Granting of Options.............................................11
      9.1.1 New Nonemployee Directors.......................................11
      9.1.2 Continuing Nonemployee Directors................................11
      9.2   Terms of Options................................................11
      9.2.1 Option Agreement................................................11
      9.2.2 Exercise Price..................................................11
      9.2.3 Exercisability..................................................11
      9.2.4 Expiration of Options...........................................11
      9.2.5 Death of Director...............................................11
      9.2.6 Not Incentive Stock Options.....................................11
      9.2.7 Other Terms.....................................................12
SECTION 10: MISCELLANEOUS...................................................12
      10.1  No Effect on Employment or Service..............................12
      10.2  Participation...................................................12
      10.3  Indemnification.................................................12
      10.4  Successors......................................................12
      10.5  Beneficiary Designations........................................12
      10.6  Nontransferability of Awards....................................13
      10.7  No Rights as Stockholder........................................13
      10.8  Withholding Requirements........................................13
      10.9  Withholding Arrangements........................................13
      10.10 Deferrals.......................................................13
SECTION 11: AMENDMENT, TERMINATION, AND DURATION............................13
      11.1  Amendment, Suspension, or Termination...........................13
      11.2  Duration of the Plan............................................14
SECTION 12: LEGAL CONSTRUCTION..............................................14
      12.1  Gender and Number...............................................14
      12.2  Severability....................................................14
      12.3  Requirements of Law.............................................14
      12.4  Compliance with Rule 16b-3......................................14
      12.5  Governing Law...................................................14
      12.6  Captions........................................................14

                           THE A CONSULTING TEAM, INC.

                        1997 STOCK OPTION AND AWARD PLAN

            THE A CONSULTING TEAM, INC., hereby adopts The A Consulting Team, Inc. 1997 Stock Option and Award Plan, as follows:

                                   SECTION 1

                        BACKGROUND, PURPOSE AND DURATION

      1.1 Background and Effective Date. the Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. The Plan is effective as of June 11, 1997.

      1.2 Purpose of the Plan. The Plan is intended to increase incentive and to encourage Share ownership on the part of (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company.

                                   SECTION 2

                                   DEFINITIONS

      The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

      2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

      2.2 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling controlled by, or under common control with the Company.

      2.3 "Affiliated SAR" means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

      2.4 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

      2.5 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

      2.6 "Board" means the Board of Directors of the Company.

      2.7 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

      2.8 "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

      2.9 "Company" means The A Consulting Team, a New York corporation, or any successor thereto.

      2.10 "Consultant" means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

      2.11 "Director" means any individual who is a member of the Board.

      2.12 "Disability" means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

      2.13 "Employee" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

      2.14 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

      2.15 "Fair Market Value" means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, with respect to Options granted on the date of the initial public offering of Shares, fair market value means the price at which each Share is sold in such offering, as determined by the Committee.

      2.16 "Freestanding SAR" means a SAR that is granted independently of any Option.

      2.17 "Grant Date" means, with respect to an Award, the date that the Award was granted.

      2.18 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

      2.19 "Nonemployee Director" means a Director who is an employee of neither the Company nor of any Affiliate.

      2.20 "Nonqualified Stock Option" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

      2.21 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

      2.22 "Participant" means an Employee, Consultant, or Nonemployee Director who has an outstanding Award.

      2.23 "Performance Share" means a Performance Share granted to a Participant pursuant to Section 8.

      2.24 "Performance Unit" means a Performance Unit granted to a Participant pursuant to Section 8.

      2.25 "Period of Restriction" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

      2.26 "Plan" means The A Consulting Team, Inc. 1997 Stock Option and Award Plan, as set forth in this instrument and as hereafter amended from time to time.

      2.27 "Restricted Stock" means an Award granted to a Participant pursuant to Section 7.

      2.28 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

      2.29 "Section 16 Person" means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

      2.30 "Shares" means the shares of the Company's common stock, $0.01 par value.

      2.31 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

      2.32 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      2.33 "Tandem SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of

Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

      2.34 "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Nonemployee Director, a cessation of the Nonemployee Director's service on the Board for any reason.

                                   SECTION 3

                                 ADMINISTRATION

      3.1 The Committee. the Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board.

      3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Nonemployee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) interpret, amend or revoke any such rules.

      3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that unless otherwise determined by the Board, the Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualifications under Rule 16b-3.

      3.4 Nonemployee Directors. Notwithstanding any contrary provision of this
Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board's administration of Section 9 and the Options and any Shares granted to Nonemployee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

      3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                   SECTION 4

                           SHARES SUBJECT TO THE PLAN

      4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 900,000 (as amended). Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

      4.2 Lapsed Awards. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

      4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Nonemployee Directors pursuant to Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                                   SECTION 5

                                  STOCK OPTIONS

      5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

      5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

      5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

            5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

            5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date. Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

      5.4 Expiration of Options.

            5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

                  (a) The date for termination of the Option set forth in the written Award Agreement; or

                  (b) The expiration of ten (10) years from the Grant Date; or

                  (c) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than the Participant's death or Disability; or

                  (d) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability.

            5.4.2 Death of Participant. Notwithstanding Section 5.4.1, if a Participant dies prior to the expiration of his or her options, the Committee, in its discretion, may provide that his or her options shall be exercisable for up to one (1) year after the date of death.

            5.4.3 Committee Discretion. Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

      5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

      5.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

      Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

      As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

      5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

      5.8 Certain Additional Provisions for Incentive Stock Options.

            5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000. Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise.

            5.8.2 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

            5.8.3 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

      5.9 Grant of Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

                                   SECTION 6

                            STOCK APPRECIATION RIGHTS

      6.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant.

            6.1.1 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

      6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the pay out with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

      6.3 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

      6.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

      6.5 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

      6.6 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                  (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

      The number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

                                   SECTION 7

                                RESTRICTED STOCK

      7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

      7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

      7.3 Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

      7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

      7.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under
Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

      7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

      7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

      7.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

                                   SECTION 8.

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

      8.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

      8.2 Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

      8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period". Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

      8.4 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a pay out of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award; provided that Performance Periods of Awards granted to

Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

      8.5 Form and Timing of Payment. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares or a combination thereof.

      8.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

                                   SECTION 9

                              NONEMPLOYEE DIRECTORS

      9.1 Granting of Options.

            9.1.1 New Nonemployee Directors. Each Nonemployee Director who first becomes a Nonemployee Director on or after the effective date of the Plan automatically shall be granted, as of the date that the individual first is appointed or elected as a Nonemployee Director, an Option to purchase 1,000 Shares.

            9.1.2 Continuing Nonemployee Directors. Each Nonemployee Director who is re-elected to serve as a Nonemployee Director automatically shall be granted, as of the date that the individual is re-elected as a Nonemployee Director, an Option to purchase 1,000 Shares.

      9.2 Terms of Options.

            9.2.1 Option Agreement. Each Option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

            9.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

            9.2.3 Exercisability. Each Option granted pursuant to this Section 9 shall become exercisable in full on the first anniversary of the Grant Date. Notwithstanding the preceding, once an Optionee ceases to be a Director, his or her Options which are not exercisable shall not become exercisable.

            9.2.4 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

                  (a) The expiration of five (5) years from the Grant Date; or

                  (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other the Participant's death or Disability; or

                  (c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability.

            9.2.5 Death of Director. Notwithstanding Section 9.2.4, if a Director dies prior to the expiration of his or her options in accordance with
Section 9.2.4, his or her options shall terminate one (1) year after the date of death.

            9.2.6 Not Incentive Stock Options. Options granted pursuant to this
Section 9 shall not be designated as Incentive Stock Options.

            9.2.7 Other Terms. All provisions of the Plan not inconsistent with this Section 9 shall apply to Options granted to Nonemployee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Nonemployee Directors.

                                   SECTION 10

                                  MISCELLANEOUS

      10.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

      10.2 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

      10.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

      10.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

      10.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate. 10.6 Nontransferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

      10.7 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

      10.8 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

      10.9 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

      10.10 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                   SECTION 11

                      AMENDMENT, TERMINATION, AND DURATION

      11.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

      11.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after June 11, 2007.

                                   SECTION 12

                               LEGAL CONSTRUCTION

      12.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      12.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      12.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      12.4 Compliance with Rule 16b-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

      12.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of New York.

      12.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

                                    EXECUTION

      IN WITNESS WHEREOF, The A Consulting Team, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                        THE A CONSULTING TEAM, INC.


Dated as of: June 11, 1997              By: /s/ Shmuel BenTov
                                           ------------------------------------
                                           Title: Chairman and Chief Executive
                                                  Officer

                                    EXHIBIT C

               Amendment No. 2 to 1997 Stock Option and Award Plan

                             AMENDMENT NO. 2 TO THE
                        1997 STOCK OPTION AND AWARD PLAN

General

      The amendment (the "Plan Amendment") will not affect any provision of the Plan, except as set forth below. A copy of the Plan Amendment is attached hereto as Exhibit B. A copy of the Plan, prior to giving effect to the Plan Amendment, is attached hereto as Appendix 2.

      The Plan Amendment is being made to enable the Company and its subsidiaries to continue to provide incentives to employees of the Company and its subsidiaries to advance the interests of the Company and to enable the Company and the Company's subsidiaries to continue to attract qualified new employees in a competitive marketplace.

Increase in Authorized Shares

The Plan will be amended to increase the number of shares of Common Stock reserved for issuance upon awards of restricted shares, performance units or performance shares or upon the exercise of options or share appreciation rights ("SARs") available for grant under the Plan. This amendment will enable the Company to award more restricted shares, options, SARs, performance units and performance shares under the Plan. After giving effect to the Plan Amendment, the number of shares of Common Stock that the Company will be able to issue under restricted share awards, performance units or performance shares and upon exercise of options or SARs available for grant under the Plan would be 1,200,000 (subject to adjustment for stock splits, stock dividends, recapitalizations and similar events as provided in the Plan). This amendment represents an increase of 300,000 shares from the 900,000 shares of Common Stock previously reserved for issuance upon restricted share, performance units and performance shares awards and upon the exercise of options and SARs available for grant under the Plan, as amended, which originally went into effect in June 1997 and was amended in May 1998.

Separate Committee Regarding Section 16 Persons

      The Plan will be amended to allow the Board to appoint a separate committee (the "Section 16 Committee") to administer the Plan with respect to persons ("Subject 16 Persons") subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which Section 16 Committee would have all powers and authorities of the Plan Committee (as defined below) with respect to Section 16 Persons and would consist of (i) the Board itself or (ii) those individuals who shall satisfy the requirements set forth under Rule 16b-3 of the Exchange Act. The ability of the Board to appoint such a separate committee will increase its flexibility in complying with Rule 16b-3 of the Exchange Act.

Limit on Number of Options and SARs

      The Plan will be amended to prohibit any employee of the Company or any subsidiary of the Company from being granted options or SARs to purchase more than 250,000 shares of Common Stock in any calendar year. This amendment will allow the Company to take deductions under the Internal Revenue Code of 1986, as amended (the "Code") for compensation to employees up to $1,000,000 per calendar year without including options or SARs granted under the Plan to such employees as part of such compensation. In the absence of such amendment, the Company is required to include the value of options and SARs granted to employees as part of such compensation, reducing the amount of cash and other compensation that the Company may grant to employees as a deductible expense.

                                    EXHIBIT D

                      The Company's Audit Committee Charter

                           THE A CONSULTING TEAM, INC.

                             AUDIT COMMITTEE CHARTER

      The Audit Committee shall be appointed by the Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of The A Consulting Team, Inc. and its subsidiaries (the "Company"),
(2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

      The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc., as amended from time to time, no later than June 14, 2000. By such date, the Audit Committee shall be composed of a minimum of three (3) members which shall each be independent directors of the Company. In addition, all members of the Audit Committee shall be able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight experience.

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee may, at its option, meet with the independent auditor without members of management or other personnel of the Company present.

      The Audit Committee shall make regular reports to the Board. In addition, the Audit Committee shall:

      1. Review and reassess the adequacy of this Audit Committee Charter annually and recommend any proposed changes to the Board for approval.

      2. Review the annual audited financial statements and any major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect the Company's financial statements, with management of the Company including, without limitation, the Chief Financial Officer and Controller.

      3. Review an analysis prepared by management of the Company and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

      4. Obtain assurance from the independent auditor that it has reviewed the Company's quarterly financial reports within the meaning of the procedures set


THE A CONSULTING TEAM, INC.
Audit Committee Charter
            forth in Statement on Auditing Standards No. 71 prior to the filing of the Company's Form 10-Q for each quarter.

      5. Review with management of the Company and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Form 10-Q for each quarter and, if possible, prior to any quarterly earnings announcement.

      6. Review the financial statements contained in the annual report to stockholders with management of the Company and the independent auditor to determine that the independent auditor is satisfied with the disclosure and content of the financial statements to be presented to the stockholders of the Company.

      7. Meet periodically with management of the Company to review the Company's major financial risk exposures and the steps taken by such management to monitor and control such exposures.

      8. Review with the independent auditor, the Company's Chief Financial Officer, Controller and other senior financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company.

      9. Review any recommendations of the independent auditor, the Company's Chief Financial Officer, Controller and other senior financial and accounting personnel for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

      10. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, Chief Financial Officer, Controller, other senior financial and accounting personnel or management of the Company.

      11. Recommend to the Board the appointment of the independent auditor to audit the financial statements of the Company and its subsidiaries, which firm is ultimately accountable to the Audit Committee and the Board, as representatives of stockholders.

      12.   Approve the fees to be paid to the independent auditor.

      13. Receive periodically formal written reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.


THE A CONSULTING TEAM, INC.
Audit Committee Charter                2

      14. Evaluate, together with the Board, the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

      15. Review the appointment and replacement of the Chief Financial Officer, Controller and other senior financial and accounting personnel.

      16. Review the significant reports to management of the Company prepared by the Chief Financial Officer and/or Controller and management's responses.

      17. Meet with the independent auditor and senior financial and accounting personnel of the Company prior to the audit to review the planning and staffing of the audit and the scope of the proposed audit for the current year and the audit procedures to be utilized.

      18. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, a copy of which is attached hereto as Exhibit A, has not been implicated.

      19. Obtain reports from management of the Company, the Chief Financial Officer, Controller and the independent auditor that the Company's subsidiary entities are in conformity with applicable legal requirements and the Company's code of conduct.

      20. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. Document that such discussion has taken place noting the date, participants and place of the discussion, but not the nature and scope of such discussion so that frank and open communication between the Audit Committee and the independent auditor may occur.

      21. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to such letter. Such review should include:

            a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

            b. Any changes required in the planned scope of the internal audit.

            c. The financial and accounting department responsibilities, budget and staffing.

      22. Review and approve disclosure in the Company's annual proxy statement regarding the Audit Committee. Such disclosure shall state
            (i) whether or not the


THE A CONSULTING TEAM, INC.
Audit Committee Charter                3

            Audit Committee members are independent, (ii) if a member is not independent the reason therefor and (iii) the reasons the Board appointed the current members of the Audit Committee to the Audit Committee.

      23. Prepare a report of the Audit Committee as required by the rules of the Securities and Exchange Commission and include such report in the Company's annual proxy statement. Such report shall include the following:

            a. A discussion that the Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

            b. The Audit Committee has discussed with the independent auditor the matters covered by Statement on Auditing Standards No. 61, as well as the independence of the independent auditor.

            c. A statement that based on the Audit Committee's review and discussions with management of the Company and the independent auditor the Audit Committee has recommended to the Board that the audited financial statements of the Company be included in the Company's Form 10-K.

            d. A statement that the Board has adopted a written Audit Committee Charter, which Charter shall be appended to the annual proxy statement at least once every three years beginning with the first annual proxy statement issued after December 15, 2000.

      24. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of conduct.

      25. Review with the Company's Legal Department legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      26. Meet at least annually with the Chief Financial Officer, the Controller and the independent auditor in separate executive sessions.

      While the Audit Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management of the Company and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management of the Company and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.


THE A CONSULTING TEAM, INC.
Audit Committee Charter                4

                           THE A CONSULTING TEAM, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned, hereby appoints Frank T. Thoelen, Chief Financial Officer of The A Consulting Team, Inc., a New York corporation (the "Company") as proxy for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, $0.01 par value per share, of the Company that the undersigned is entitled to vote at the 2001 Annual Meeting of Shareholders of the Company, to be held on May 24, 2001, at 10:00 a.m. (local time), at the offices of The A Consulting Team, Inc., 200 Park Avenue South, Suite 1511, New York, New York 10003 and at any adjournments or postponements thereof, in accordance with the directions as follows with respect to the following matters:

This proxy, when properly executed, will be voted in the manner directed herein or, if no direction is given, this proxy will be voted for the election of the nominees named below and for proposal 2.

                                                            Please mark     |_|
                                                            your votes as
                                                            indicated in
                                                            this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 and 4. Please mark your votes as in this example /x/.

1.    Election of Directors Nominees

     Shmuel BenTov                         FOR                WITHHOLD
     Joseph E. Imholz               all nominees listed       AUTHORITY
     Steven S. Mukamal              to the left (except       to vote for all
     Reuven Battat                  as marked to the          nominees listed
     Hagay Shefi                    contrary below)           to the left
                                         |_|                     |_|

      __________________________________________________________________________

2. To ratify the appointment of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2001.

                                         FOR        AGAINST        ABSTAIN
                                         |_|          |_|            |_|

      __________________________________________________________________________

3. To amend and restate the Restated Certificate of Incorporation of the Company in order to increase the number of authorized shares of common stock from 10,000,000 to 30,000,000.

                                         FOR        AGAINST        ABSTAIN
                                         |_|          |_|            |_|

      __________________________________________________________________________

4. To amend the 1997 Stock Option and Award Plan (the "Plan") to (i) increase the number of shares of common stock from 900,000 to 1,200,000; (ii) allow the Board of Directors to appoint a committee to administer the Plan; and
      (iii) prohibit any employee of the Company from purchasing more than 250,000 shares of common stock in any calendar year.

                                         FOR        AGAINST        ABSTAIN
                                         |_|          |_|            |_|

5. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.

Signature(s)___________________________________ Dated ______________________2001

NOTE: Please sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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